Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 29, 2022, is by and among SMART GLOBAL HOLDINGS, INC., a Cayman Islands exempted company (the “Parent Borrower”), SMART MODULAR TECHNOLOGIES, INC., a California corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto and CITIZENS BANK, N.A., as administrative agent (the “Agent”), and acknowledged and agreed to by the Subsidiary Loan Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement dated as of February 7, 2022 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that (a) certain of the existing Lenders (collectively, the “Incremental Lenders”) provide a new Incremental Term Loan in the aggregate principal amount equal to $300,000,000 to the Borrowers pursuant to Section 2.20 of the Credit Agreement (the “Incremental Term Loan”), which shall be deemed to be an increase to (and shall be the same Class and tranche as, and shall be fungible with) the existing Term Loan funded on the Effective Date, (b) the Agent amend certain provisions of the Credit Agreement as necessary to incorporate the Incremental Term Loan and (c) the Required Lenders amend certain other provisions of the Credit Agreement; and

WHEREAS, the Incremental Lenders are willing to provide the Incremental Term Loan, and the Agent and the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.01—Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order:

“Cree Refinancing” means the repayment in full of all amounts outstanding under that certain Earnout Note, dated as of June 24, 2022, among the Parent Borrower and Cree, Inc., as holder.

“First Amendment” means that certain First Amendment to this Agreement dated as of August 29, 2022.

“First Amendment Effective Date” means the date on which the conditions specified in Article II of the First Amendment are satisfied.

“First Amendment Term Commitment” has the meaning assigned to such term in the definition of Term Commitment.

“First Amendment Transaction Costs” means any fees or expenses incurred or paid by the Borrowers or any Subsidiary in connection with the First Amendment Transactions, the First Amendment and the transactions contemplated hereby and thereby.

“First Amendment Transactions” means, collectively, (a) the Storm Acquisition, (b) the Cree Refinancing, (c) the funding of the Term Loans on the First Amendment Effective Date and the consummation of the other transactions contemplated by the First Amendment, (d) the consummation of any other transactions in connection with the foregoing and (e) the payment of the fees and expenses incurred in connection with any of the foregoing (including the First Amendment Transaction Costs).

“Initial Term Commitment” has the meaning assigned to such term in the definition of Term Commitment.

“Storm Acquisition” means the acquisition by the Borrowers, directly or indirectly, all of the equity interests of Storm Private Holdings I Ltd., a Cayman Islands exempted company (the “Target”), and its Subsidiaries pursuant to the terms of that certain Share Purchase Agreement, dated as of June 28, 2022, by and among the equity holders of the Target party thereto, the Target and the Borrowers.

1.2 Amendment to the Definition of Available Cash. The reference to “$100,000,000” appearing in the definition of Available Cash set forth in Section 1.01 of the Credit Agreement is hereby amended to read “$125,000,000”.

1.3 Amendment to Definition of Term Commitment. The definition of “Term Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make a Term Loan hereunder on the Effective Date and/or the First Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Term Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to an Assignment and Assumption. The initial amount of each Term Lender’s Term Commitment is set forth on Schedule 2.01(a) or in the Assignment and Assumption pursuant to which such Term Lender shall have assumed its Term Commitment, as the case may be. As of the Effective Date, the total Term Commitment was $275,000,000 (the “Initial Term Commitment”), and as of the First Amendment Effective Date the total Term Commitment was $300,000,000 (the “First Amendment Term Commitment”).

1.4 Amendment to Definition of Term Loan. The definition of “Term Loan” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan” means a Loan made pursuant to clause (a) of Section 2.01 (including, for the avoidance of doubt, the Loans made on First Amendment Effective Date pursuant to the First Amendment).

1.5 Amendment to Section 2.01. Clause (a) appearing in Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) each Term Lender severally agrees to make a Term Loan to the Borrowers denominated in dollars on (i) the Effective Date in a principal amount not exceeding its Initial Term Commitment and (ii) the First Amendment Effective Date in a principal amount not exceeding its First Amendment Term Commitment (such Term Loan shall be deemed to be an increase to (and shall be the same Class and tranche as, and shall be fungible with) the Term Loan made pursuant to clause (a)(i)) and

1.6 Amendment to Section 2.03. Clause (a) appearing in the second sentence of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) in the case of a SOFR Borrowing, not later than 2:00 p.m., New York City time, three (3) Government Securities Business Days before the date of the proposed Borrowing (or, in the case of any SOFR Borrowing to be made on the Effective Date or the First Amendment Effective Date, such shorter period of time as may be agreed to by the Administrative Agent) or

1.7 Amendment to Section 2.08. Clause (a) appearing in Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Unless previously terminated, the Initial Term Commitments shall terminate at 11:59 p.m., New York City time, on the Effective Date. The Revolving Commitments shall terminate at 11:59 p.m., New York City time, on the Revolving Maturity Date. The First Amendment Term Commitments shall terminate at 11:59 p.m., New York City time, on the First Amendment Effective Date.

1.8 Amendment to Section 2.10. Clause (a) appearing in Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Subject to adjustment pursuant to paragraph (c) of this Section 2.10, the applicable Borrower shall repay Term Loan Borrowings on the last day of each February, May, August and November (commencing on May 31, 2022) in the principal amount equal to (i) for all periods prior to the First Amendment Effective Date, $1,718,750, (ii) for the first year after the Effective Date (excluding any period prior to the First Amendment Effective Date), $3,605,542.45, (iii) for the second through fourth years after the Effective Date, $7,211,084.91 and (iv) for the fifth year after the Effective Date, $10,816,627.36.

1.9 Amendment to Section 3.17. Clause (a) appearing in Section 3.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows.

(a) the Term Loans made on (i) the Effective Date to directly or indirectly finance a portion of the Transactions and to pay Transaction Costs and (ii) the First Amendment Effective Date to directly or indirectly finance a portion of the First Amendment Transactions and to pay First Amendment Transaction Costs and

1.10 Amendment to Section 5.10. The first sentence contained in Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrowers will use the proceeds of the Term Loans to directly or indirectly (a) on the Effective Date, finance a portion of the Transactions and to pay Transaction Costs and (b) on the First Amendment Effective Date, finance a portion of the First Amendment Transactions and to pay First Amendment Transaction Costs.

1.11 Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

5.13 [Reserved].

1.12 Amendment to Section 6.10. Clause (a) appearing in Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows.

(a) the First Lien Leverage Ratio to exceed 3.25 to 1.00 as of the last day of any Test Period,

1.13 Amendment to Schedules and Exhibits. Schedule 2.01(a) to the Credit Agreement is hereby amended and restated as set forth on Exhibit A attached to this Amendment. No other Schedules and Exhibits to the Credit Agreement shall be modified or otherwise affected.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a) Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each Borrower, the other Loan Parties, the Agent, the Incremental Lenders and the Required Lenders.

(b) Legal Opinions. The Agent shall have received an opinion or opinions of counsel for the Loan Parties, dated the Amendment Effective Date and addressed to the Agent and the Lenders, of (i) Simpson Thacher & Bartlett LLP, New York and California counsel for the Loan Parties and (ii) Walkers, Cayman Islands counsel to the Parent Borrower.

(c) Authority Documents. The Agent shall have received the following:

(i) Articles of Incorporation/Charter Documents. Either (x) certified articles of incorporation or other charter documents, as applicable, of each Loan Party certified (A) by an officer of such Loan Party (pursuant to an officer’s certificate) as of the Amendment Effective Date to be true and correct and in force and effect as of such date, and (B) to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation or organization, as applicable or (y) certification that there have been no changes to the articles of incorporation or other charter documents, as applicable, delivered to the Agent as of the Effective Date.

(ii) Resolutions. Copies of resolutions of the board of directors or comparable managing body of each Loan Party approving and adopting this Amendment and authorizing execution and delivery thereof, certified by an officer of such Person (pursuant to an officer’s certificate) as of the Amendment Effective Date to be true and correct and in force and effect as of such date.

(iii) Bylaws/Operating Agreement. Either (x) a copy of the bylaws or comparable operating agreement of each Loan Party certified by an officer of such Loan Party (pursuant to an officer’s certificate) as of the Amendment Effective Date to be true and correct and in force and effect as of such date or (y) certification that there have been no changes to the bylaws or operating agreements delivered to the Agent as of the Effective Date.

(iv) Good Standing. Certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization.

(v) Incumbency. Either (x) an incumbency certificate of each Responsible Officer of each Loan Party certified by an officer (pursuant to an officer’s certificate) to be true and correct as of the Amendment Effective Date or (y) certification that there have been no changes to the incumbency certificate delivered to the Agent as of the Effective Date.

(d) Acquisition; Cree Refinancing.

(i) The Storm Acquisition shall have been consummated, or substantially simultaneously with the initial borrowing of the Incremental Term Loan shall be consummated, in all material respects in accordance with the acquisition agreement delivered to the Agent (the “Acquisition Agreement”) (and no provision of the Acquisition Agreement shall have been waived, amended, supplemented or otherwise modified (including any consents thereunder) in a manner material and adverse to the Incremental Lenders without the consent of the Agent (such consent not to be unreasonably withheld, delayed or conditioned)) (it being understood that (A) any modification, amendment, consent, waiver or determination in respect of the definition of “Material Adverse Effect” (as in effect on the date hereof) shall be deemed to be material and adverse to the interests of the Incremental Lenders and (B) any reduction in the purchase price consideration shall be deemed not to be material and adverse to the Incremental Lenders so long as such reduction is applied to reduce the Incremental Term Loan).

(ii) The Agent shall have received, immediately after the consummation of the Storm Acquisition, a joinder agreement executed by Stratus Technologies, Inc., a Delaware corporation, along with such other documents necessary to satisfy the Collateral and Guarantee Requirement as required pursuant to Section 5.11 of the Credit Agreement.

(iii) The Storm Acquisition shall constitute an Investment permitted under the terms of the Credit Agreement.

(iv) The Cree Refinancing shall have been consummated, or substantially simultaneously with the initial borrowing of the Incremental Term Loan shall be consummated.

(e) Solvency Certificate. The Agent shall have received a customary solvency certificate, as of the Amendment Effective Date and after giving effect to the First Amendment Transactions, executed by a senior financial executive or officer of Smart Global Holdings.

(f) Incremental Term Loan. The conditions set forth in Section 2.20 of the Credit Agreement relating to the Incremental Term Loan shall be satisfied (including, without limitation, no Event of Default under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement shall have occurred and be continuing on the Incremental Closing Date).

(g) KYC; Beneficial Owner. (i) The Incremental Lenders shall have received all documentation at least two business days prior to the Amendment Effective Date and other information about the Target that shall have been reasonably requested by the Incremental Lenders in writing at least 10 business days prior to the Amendment Effective Date and that the Incremental Lenders reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), each Lender that so requests (which request is made through the Administrative Agent) shall have received a Beneficial Ownership Certification in relation to such Borrower; provided that the Administrative Agent has provided the Borrowers a list of each such Lender and its electronic delivery requirements at least five Business Days prior to the Amendment Effective Date.

(h) Borrowing Request. The Agent shall have received a Borrowing Request with respect to the Incremental Term Loan to be made on the Amendment Effective Date.

(i) Fees and Expenses.

(i) The Administrative Agent shall have received from the Borrowers, for the account of each Lender that executes and delivers an Amendment signature page to the Agent by 5:00 p.m. (EST) on or before August 28, 2022 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 10 basis points on (A) the aggregate Revolving Commitment of such Consenting Lender and (B) the outstanding principal amount of the Term Loans (prior to giving effect to this Amendment) held by such Consenting Lender.

(ii) The Agent shall have received from the Borrowers such other fees and reasonable and documented out-of-pocket expenses that are payable in connection with the consummation of the transactions contemplated hereby, and King & Spalding LLP shall have received from the Borrowers payment of all reasonable and documented fees and expenses incurred prior to the date hereof or in connection with this Amendment.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) Such Loan Party has duly executed and delivered the Amendment and the Amendment constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No approval is required to be obtained by such Loan Party or any of its Subsidiaries in connection with the execution, delivery or performance by such Loan Party of this Amendment; except for such approvals which have been issued or obtained by such Loan Party or any of its Subsidiaries which are in full force and effect.

(d) The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, they are true and correct in all respects (giving effect to any such qualifications) on the date of hereof or on such earlier date, as the case may be).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement.

3.3 Reaffirmation of Obligations. Each Loan Party acknowledges and agrees that all Loan Document Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party without setoff, counterclaim, or defense, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity. Each Loan Party hereby ratifies the Credit Agreement and the Guarantee Agreement, and acknowledges and reaffirms that: (y) that it is bound by all terms of the Credit Agreement and the Guarantee Agreement applicable to it and (z) it is responsible for the observance and full performance of its respective Loan Document Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. Each Borrower agrees to pay all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and expenses of the Agent’s legal counsel).

3.6 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, the other Loan Parties, the Agent and the Lenders, and each party has transmitted executed signature pages by telefacsimile or in ‘PDF’ format by electronic mail.

3.8 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction, consent to service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

SMART GLOBAL HOLDINGS, INC.

By:	/s/ Ken Rizvi
Name:	Ken Rizvi
Title:	Senior Vice President and Chief Executive Officer

SMART MODULAR TECHNOLOGIES, INC.

By:	/s/ Ken Rizvi
Name:	Ken Rizvi
Title:	Senior Vice President and Chief Executive Officer

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ACKNOWLEDGED AND AGREED TO:

SMART MODULAR TECHNOLOGIES (DE), INC.
CREELED, INC.
EXECUTED AS A DEED FOR AND ON BEHALF OF SMART MODULAR TECHNOLOGIES (DH), INC.

By:	/s/ Ken Rizvi
Name:	Ken Rizvi
Title:	Chief Executive Officer

PREMIERE LOGISTICS, INC.
PREMIERE CUSTOMS BROKERS, INC.

By:	/s/ Ken Rizvi
Name:	Ken Rizvi
Title:	Chief Executive Officer

SMART HIGH RELIABILITY SOLUTIONS LLC
SMART EMBEDDED COMPUTING, INC.

By:	/s/ Ken Rizvi
Name:	Ken Rizvi
Title:	Chief Executive Officer

SMART WIRELESS COMPUTING, INC.

By:	/s/ Jack Pacheco
Name:	Jack Pacheco
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

PENGUIN COMPUTING, INC.

By:	/s/ Sidney Mair
Name:	Sidney Mair
Title:	President, Chief Financial Officer, Senior Vice President – Federal Systems, Treasurer and Secretary

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A., as Agent and a Lender

By:	/s/ Janet Lee
Name: Janet Lee
Title: Managing Director

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Meece
Name: Nick Meece
Title: Associate

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SANTANDER BANK, N.A., as a Lender

By:	/s/ Felix Nebrat
Name: Felix Nebrat
Title: Senior Vice President

By:	/s/ Pooja Kumar
Name: Pooja Kumar
Title: Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF THE WEST, as a Lender

By:	/s/ Scott Bruni
Name: Scott Bruni
Title: Director

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CITY NATIONAL BANK, as a Lender

By:	/s/ Brian R. Jones
Name: Brian R. Jones
Title: Senior Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

M&T Bank, successor by merger to People’s United Bank, N.A., as a Lender

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: SVP

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Larry D Jackson Jr
Name: Larry D Jackson Jr
Title: Senior Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Irlen Mak
Name: Irlen Mak
Title: Director

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK, as a Lender

By:	/s/ Rob MacNamara
Name: Rob MacNamara
Title: Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel Sanchez
Name: Daniel Sanchez
Title: Senior Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Capital One, National Association, as a Lender

By:	/s/ Hunter Simensen
Name: Hunter Simensen
Title: Duly Authorized Signatory

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Cadence Bank, as a Lender

By:	/s/ Brandon Dunn
Name: Brandon Dunn
Title: Managing Director

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK, as a Lender

By:	/s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

The Bank of East Asia, Limited, New York Branch, as a Lender

By:	/s/ James Hua
Name: James Hua
Title: SVP

By:	/s/ Chong Tan
Name: Chong Tan
Title: SVP

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC Bank USA, N.A., as a Lender

By:	/s/ Aislin O’Connor
Name: Aislin O’Connor
Title: Vice President, Global Relationship Manager

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Erhlich Bautista
Name: Erhlich Bautista
Title: Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Comerica Bank, as a Lender

By:	/s/ Mark C. Skrzynski Jr.
Name: Mark C. Skrzynski Jr.
Title: Vice President

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Barclays Bank PLC, as a Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Director

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Phillip Magdaleno
Name: Phillip Magdaleno
Title: Authorized Signatory

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

Cathay Bank, as a Lender

By:	/s/ An Pham Jr.
Name: An Pham Jr. Title: FVP, Portfolio Manager

SMART GLOBAL HOLDINGS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK, as a Lender

By:	/s/ Robert Haley
Name: Robert Haley
Title: Corporate Lending Officer